SCHEDULE 14C
                                 (RULE 14c-201)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

(X) Preliminary information statement         (  ) Confidential for use of the
                                                   Commission only (as permitted
                                                   by Rule 14c-5(d)(2))
(  ) Definitive information statement

                               Racom Systems, Inc.
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                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):
(X)       No Fee Required.

{  }      Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11.

(1)       Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3)      Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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(4) Proposed maximum aggregate value of transaction:

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(5)       Total fee paid:

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{  }      Fee paid previously with preliminary materials:

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{        } Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

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(2)     Form, Schedules or Registration Statement No.:

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(3)     Filing party:

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(4)     Date filed:

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


                               RACOM SYSTEMS, INC.
                          16 W. 32nd Street, Suite 801
                            New York, New York 10001

                              INFORMATION STATEMENT
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                                     GENERAL
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         On July 20, 1999,  the Board of Directors of Racom  Systems,  Inc. (the
"Company") adopted resolutions approving an amendment (the "Amendment") to the Company's amended Articles of Incorporation and recommending that the Amendment be submitted to stockholders of the Company for their approval as required under the Delaware General Corporation Law ("DGCL"). The Amendment provides for a change in the Company's name to NewState Holdings, Inc.

         As of the close of business on July 22, 1999, the record date for the determination of stockholders to whom this Information Statement is sent, the Company had outstanding 9,999,480 shares of common stock, par value $.01 per share (the "Common Stock"), each share being entitled to one vote on each matter presented at a meeting or to give one consent in lieu of voting at a meeting. As permitted under Section 228 of the DGCL, by written consent dated July 23, 1999, stockholders of the Company representing more than 50.1% of the issued and outstanding shares of Common Stock approved the Amendment. The Amendment will become effective on the date of the filing thereof with the Secretary of State of Delaware (the "Effective Date"), which filing is expected to take place on, or shortly after, August ___, 1999. A copy of the Amendment is attached hereto as Exhibit 3.(I).

         This Information Statement is being mailed to stockholders of the Company on or about August ___, 1999.

         All expenses incurred in connection with the preparation and mailing of this Information Statement will be borne by the Company. This Information Statement is prepared and distributed by the Company.

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                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
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


                     INTEREST OF CERTAIN PERSONS IN MATTERS
                                TO BE ACTED UPON

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Amendment, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

                             PRINCIPAL STOCKHOLDERS

         So far is known to the Company, the following table sets forth the beneficial owners of 5% or more of the Common Stock as July 22 1999. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 as amended, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.



Name and Address                Title of Class               Amount and Nature of    Percent of Class
                                                             Beneficial Ownership

Ernest B. Kim                   Common                       8,000,000 (1)                80.0%
                                                             Indirect
Misoo Kim                       Common                       8,000,000 (2)                80.0%
                                                             Indirect
The Kim Voting Trust            Common                       8,000,000 (3)                80.0%
                                                             Indirect

GEM Singapore Ltd.              Common                       566,666                      5.60%
                                                             Direct

Turbo International Ltd.        Common                       566,666                      5.60%
                                                             Direct

Ocean Strategic Hldgs. Ltd.     Common                       633,650                      6.30%
                                                             Direct


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(1)      Owned  of  record  by  NewState   Capital   Corp.,   a  privately  held
         corporation, of which Mr. Kim owns 21.9% of the outstanding stock; his spouse, Misoo Kim, owns 16.7% of the outstanding stock; and, Misoo Kim, as Trustee of the Kim Voting Trust, has exclusive voting and investment control over 61.4% of the outstanding stock. Mr. Kim is also a director and officer of NewState Capital Corp.

(2) Owned of record by NewState Capital Corp., a privately held corporation, of which Mrs. Kim owns 16.7% of the outstanding stock and as Trustee of the Kim Voting Trust, exercises exclusive voting and investment control over 61.4% of the outstanding stock; her spouse, Ernest B. Kim, a director and officer of NewState Capital Corp., owns 21.9% of the outstanding stock.

(3) Owned of record by NewState Capital Corp., a privately held corporation. Misoo Kim, as Trustee of the Kim Voting Trust, exercises exclusive voting and investment control over 61.4% of the outstanding stock.

                           AMENDMENT TO THE COMPANY'S
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                           TO EFFECT A CHANGE IN NAME

         Upon filing of the Amendment, the Company's name will be changed to NewState Holdings, Inc. The purpose of this change is to reflect the acquisition by NSK Holdings, Inc., a wholly-owned subsidiary of the Company, on July 20, 1999, of 99.6% of the capital stock of NewState Capital Co., Ltd., a Korean corporation that trades under the name "NewState" and which constitutes the sole operating business of the Company. The voting and other rights that accompany the Common Stock will not be affected by the change in corporate name.
SHAREHOLDERS MAY, BUT NEED NOT, EXCHANGE THEIR CERTIFICATES TO REFLECT THE CHANGE IN CORPORATE NAME.

                                   By Order of the Board of Directors


                                   ERNEST B. KIM
                                   Chairman of the Board